ATTACHMENT A

                ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

FINAXA                                             23, avenue Matignon
(Reporting Person through its interest in AXA)     75008 Paris, France


Claude Bebear, Henri de Castries, and Francoise    25, avenue Matignon
Colloc'h (collectively, the "AXA Voting            75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.


By: /s/Alvin H. Fenichel
    --------------------------
    Alvin H. Fenichel, Attorney-in-Fact



Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 370, rue Saint Honore
                                                 75001 Paris, France

AXA ASSURANCES VIE MUTUELLE                      370, rue Saint Honore
                                                 75001 Paris, France

AXA COURTAGE ASSURANCE MUTUELLE                  26, rue Louis-le-Grand
                                                 75002 Paris, France

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

AXA FINANCIAL, INC.                              1290 Avenue of the Americas
                                                 New York, New York  10104

AXA FINANCIAL SERVICES, LLC                      1290 Avenue of the Americas
                                                 New York, New York  10104

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                 1290 Avenue of the Americas
                                                 New York, New York  10104

EQUITABLE HOLDINGS, LLC                          1290 Avenue of the Americas
                                                 New York, New York  10104

ACMC, INC.                                       1290 Avenue of the Americas
                                                 New York, New York  10104

ECMC, LLC                                        1290 Avenue of the Americas
                                                 New York, New York  10104